SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 3, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                       Hutchinson Technology Incorporated
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                       0-14709                    41-0901840
-------------------------    -------------------------    ----------------------
 (State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


          40 West Highland Park Drive N.E.
                Hutchinson, Minnesota                              55350
----------------------------------------------            ---------------------
      (Address of Principal Executive Offices)                   (Zip Code)


                                 (320) 587-3797
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

         (c)      Exhibit

                  99       Press Release dated November 3, 2003

Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

         On November 3, 2003, Hutchinson Technology Incorporated (the "Company") reported its financial results for its fourth fiscal quarter and its fiscal year ended September 28, 2003. See the Company's press release dated November 3, 2003, which is furnished as Exhibit 99 hereto.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       HUTCHINSON TECHNOLOGY INCORPORATED


Date:  November 3, 2003                      /s/ John A. Ingleman
                                             ------------------------
                                                 John A. Ingleman
                                                 Vice President, Chief Financial
                                                 Officer and Secretary



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                                  EXHIBIT INDEX

No.    Description                                           Manner of Filing
---    ------------                                         -----------------

99     Press Release dated November 3, 2003................ Filed Electronically